                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): December 5, 2001


                            AMB PROPERTY CORPORATION
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


           Maryland                     001-13545               94-3281941
-------------------------------  ------------------------    ----------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
        Incorporation)                                    Identification Number)


                 Pier 1, Bay 1, San Francisco, California 94111
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               (Address of principal executive offices) (Zip Code)

                                  415-394-9000
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              (Registrants' telephone number, including area code)

                                       n/a
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

ITEM 5   OTHER EVENTS.

         On December 6, 2001, we issued a press release entitled "AMB Property Corporation Announces Repurchase by AMB Property II, L.P. of its Series C Preferred Limited Partnership Units," which announced that on December 5, 2001 AMB Property II, L.P., a Delaware limited partnership, repurchased and redeemed all of its outstanding 8.75% Series C Cumulative Redeemable Preferred Limited Partnership Units. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

         In connection with this repurchase, on December 6, 2001, AMB Property II, L.P. amended and restated its partnership agreement to remove the Series C Cumulative Redeemable Preferred Limited Partnership Units as limited partnership interests authorized or available for issuance and we filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland redesignating and reclassifying the shares of our 8.75% Series C Cumulative Redeemable Preferred Stock which had been reserved for issuance upon the possible exchange of the Series C Cumulative Redeemable Preferred Limited Partnership Units as shares of our Preferred Stock, without further designation or any preferences or relative, participating, optional, conversion or other rights appertaining thereto, or voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions of redemption, other than those, if any, applicable to shares of our Preferred Stock generally. Copies of the Articles Supplementary and the amended and restated partnership agreement are attached hereto as Exhibits 3.1 and 10.1, respectively, and are incorporated herein by reference.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

    Exhibit
       No.                 Description
       ---                 -----------
    3.1                    Articles Supplementary Redesignating and
                           Reclassifying All 2,200,000 Shares of 8.75% Series C
                           Cumulative Redeemable Preferred Stock as Preferred
                           Stock.

    10.1                   Tenth Amended and Restated Agreement of Limited
                           Partnership of AMB Property II, L.P., dated December
                           6, 2001.

    99.1                   AMB Property Corporation Press Release dated December
                           6, 2001.




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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMB Property Corporation
                                            (Registrant)


Date:  December 7, 2001               By: /s/ Tamra Browne
                                         ---------------------------------------
                                              Tamra Browne
                                              Vice President and General Counsel




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
                                  EXHIBIT INDEX

    Exhibit
    Number                 Description
    ------                 -----------
    3.1                    Articles Supplementary Redesignating and
                           Reclassifying All 2,200,000 Shares of 8.75% Series C
                           Cumulative Redeemable Preferred Stock as Preferred
                           Stock.

    10.1                   Tenth Amended and Restated Agreement of Limited
                           Partnership of AMB Property II, L.P., dated December
                           6, 2001.

    99.1                   AMB Property Corporation Press Release dated December
                           6, 2001.




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